UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) July 26, 2001
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                          Juno Online Services, Inc.
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            (Exact name of registrant as specified in its charter)

            Delaware                 000-26009               13-3914547
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    (State or other jurisdiction    (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)

     120 W. 45th Street, 32nd Floor, New York, New York    10036
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          (Address of principal executive offices)       (Zip Code)

     Registrant's telephone number, including area code (212) 597-9000
                                                       --------------------

                    1540 Broadway New York, New York 10036
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         (former name or former address, if changed since last report)

    ITEM 5.  OTHER EVENTS.

    On July 26, 2001, Juno Online Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99, and is incorporated herein by reference.

    ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS. The following document is filed as an exhibit to this Report:

            99     Press Release, dated July 26, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Juno Online Services, Inc.
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                                                 (Registrant)

July 26, 2001                               /s/  CHARLES ARDAI
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    Date                 Charles Ardai, President and  Chief Executive Officer